UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Managers Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

800 Connecticut Avenue, 4th Floor

Norwalk, CT 06854

203-299-3500

www.managersinvest.com

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://investor.managersinvest.com/investment/short_duration_government_fund

http://investor.managersinvest.com/investment/intermediate_duration_government_fund.

INFORMATION STATEMENT

This information statement is being provided to the shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust II, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager to hire new, unaffiliated subadvisors with the approval of the Trustees of the Trust, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is being mailed to shareholders of the Funds on or about December 27, 2014.

I. Amundi Smith Breeden LLC (formerly Smith Breeden Associates, Inc.) and the New Subadvisory Agreements

On May 24, 2013 Amundi Group entered into an agreement to indirectly acquire 100% ownership of Smith Breeden

Associates, Inc. (“Smith Breeden”), the subadvisor to the Funds (the “Acquisition”). The Acquisition closed on September 30, 2013 and did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services previously provided to the Funds by Smith Breeden, including each Fund’s preexisting investment management team, structure and operations. Pursuant to the Acquisition, Smith Breeden converted to a Delaware limited liability company named Amundi Smith Breeden LLC (“Amundi Smith Breeden” or the “Subadvisor”) and all rights, liabilities, interests and obligations of Smith Breeden continued with Amundi Smith Breeden.

At an in-person meeting held on September 19-20, 2013, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) were informed that the Acquisition may be deemed a change of control of Smith Breeden, thereby constituting an assignment of the

Funds’ former subadvisory agreements between the Manager and Smith Breeden dated July 1, 2005 (the “Former Subadvisory Agreements”), which would terminate each Former Subadvisory Agreement in accordance with its terms and the 1940 Act. To maintain continuity in the provision of the subadvisory services to the Funds following the Acquisition, the Board, including a majority of the Independent Trustees, approved new subadvisory agreements between the Manager and Amundi Smith Breeden with respect to the Funds, effective October 1, 2013 (the “New Subadvisory Agreements”).

The terms of the New Subadvisory Agreements approved by the Board are not materially different from the terms of the Former Subadvisory Agreements. The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreements on June 20-21, 2013.

Under the Management Agreement, each Fund pays the Manager a fee equal to 0.70% per annum of the average daily net assets of the Fund. In turn, under the terms and conditions of both the Former Subadvisory Agreements and the New Subadvisory Agreements, the Manager paid Smith Breeden and pays Amundi Smith Breeden, as applicable, 0.15% per annum of the average daily net assets in the Fund account during the quarter. The Manager paid Smith Breeden $611,076 with respect to Managers Short Duration Government Fund and $290,033 with respect to Managers Intermediate Duration Government Fund under each respective Former Subadvisory Agreement for the fiscal year ended December 31, 2012. Because the fees paid to the Subadvisor under the New Subadvisory Agreements are not paid by the Funds but are paid by the Manager out of the management fees the Manager receives from each Fund, there is no change in the management fee paid by each Fund as a result of Funds being subadvised by Amundi Smith Breeden.

Pursuant to the terms of each New Subadvisory Agreement, Amundi Smith Breeden serves as the discretionary asset manager of the respective Fund, and is authorized to arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions.

Additionally, Amundi Smith Breeden is authorized to exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets of the Fund, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust.

Amundi Smith Breeden is also authorized under the New Subadvisory Agreements to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

The New Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to each Fund in the allocation of investment opportunities. The New Subadvisory Agreements have an initial term ending September 30, 2015, and then continue in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the trustees who are not parties to such agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the continuance. The New Subadvisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The New Subadvisory Agreements may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to the Funds, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

The New Subadvisory Agreements provide that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the New Subadvisory Agreements, except by reason of the Subadvisor’s willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the New Subadvisory Agreements.

The forms of the New Subadvisory Agreements are attached as Exhibit A.

II. The Trust and its Management Agreement

Each Fund is a series of the Trust. The Trust has entered into an investment management agreement with respect to each Fund with Managers Investment Group LLC (“Managers” or the “Manager”) dated August 1, 2000, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of each Fund, reviews and monitors the performance of subadvisors on an ongoing basis, and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates each Fund’s assets among the Fund’s subadvisors. The portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Funds. The Funds, therefore, pay no fees directly to the subadvisors. The Manager also provides administrative services to the Funds pursuant to the Management Agreement.

The Manager recommends subadvisors for each Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subad-visors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. A subadvisor does not provide any services to a Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Information about Amundi Smith Breeden

The following is a description of Amundi Smith Breeden, which is based solely on information provided by Amundi Smith Breeden. Amundi Smith Breeden is not affiliated with the Manager.

Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham North Carolina, 27701. As of September 30, 2013, Amundi Smith Breeden managed approximately $6.4 billion in assets for, among others, corporate and public pension plans, foundations, central and supranational banks, private banks, other institutional investors, and mutual funds. Amundi Smith Breeden specializes in relative value fixed-income strategies.

Amundi Smith Breeden Directors and Officers

As noted above, the Acquisition did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services that were previously being provided by Smith Breeden to the Funds. Information about the chief officers, members and control persons of Amundi Smith Breeden is set forth below.

Name of Directors and Officers

Patrick Pagni	Chairman of the Board of Directors

Michael J. Giarla	Chief Executive Officer

Markus Krygier	Senior Executive Vice President, Managing Director

Stephen A. Eason	Senior Executive Vice President, Managing Director

John B. Sprow	Executive Vice President, Chief Risk Officer, Managing Director

Daniel R. Adler	Executive Vice President, Director of the Investment Management Group, Managing Director

Daniel C. Dektar	Chief Investment Officer, Managing Director

Amy C. Arganbright	Chief Operating Officer, Managing Director

Jonathan M. Duensing	Managing Director

Jennifer P. Miller	Chief Financial Officer, Secretary, Managing Director

Aimee K. Harmelink	General Counsel, Chief Compliance Officer, Assistant Secretary, Managing Director

Amundi USA, Inc.	Member

Chartreuse Acres, LLC	Member

Portfolio Managers

Timothy J. Cunneen, CFA, and Daniel C. Dektar jointly serve as the portfolio managers responsible for the day-to-day operations of the Short Duration Government Fund. Mr. Cunneen is the primary portfolio manager for the Short Duration Government Fund. Mr. Cunneen has been a Senior Portfolio Manager for Amundi Smith Breeden (formerly Smith Breeden) for at least the past five years, Senior Mortgage Strategist since January 2009, and has been with Amundi Smith Breeden since 1998. Mr. Dektar is the secondary portfolio manager for the Short Duration Government Fund and supports Mr. Cunneen in the day-to-day activities of the Short Duration Government Fund. Mr. Dektar has been the Chief Investment Officer of Amundi Smith Breeden for at least the past five years, Co-Head of the

Investment Management Group since January 2009, and has been with Amundi Smith Breeden since 1986.

Daniel R. Adler and Mr. Dektar jointly serve as the portfolio managers responsible for the day-to-day operations of the Intermediate Duration Government Fund. Mr. Adler is the primary portfolio manager for the Intermediate Duration Government Fund. Mr. Adler has been a Senior Portfolio Manager for Amundi Smith Breeden for at least the past five years, is the Director of the Investment Management Group, and has been with Amundi Smith Breeden since 1993. Mr. Dektar is the secondary portfolio manager for the Intermediate Duration Government Fund and supports Mr. Adler in the day-to-day activities of the Fund.

Amundi Smith Breeden Investment Philosophy

Amundi Smith Breeden currently acts as an investment advisor or subadvisor with respect to the following other mutual funds with a similar investment objective to that of the Funds.

Name of Fund	Investment Objective/ Investment Style	Size of Fund as of December 31, 2009	Fee	Fee Waivers and Reimbursements
N/A	N/A	N/A	N/A	N/A

For the fiscal year ended December 31, 2012, Managers Short Duration Government Bond Fund and Managers Intermediate Duration Government Bond Fund paid brokerage commissions of $0 and $0, respectively, to affiliates of Amundi Smith Breeden, which constituted 0% and 0%, respectively, of such Fund’s aggregate brokerage commissions.

III. Board of Trustees’ Recommendation

On September 19-20, 2013, the Board, including a majority of the Independent Trustees, approved new subadvisory agreements between the Manager and Amundi Smith Breeden LLC (“Amundi Smith Breeden”) (the “New Subadvisory Agreements”) relating to Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a “Fund”). The New Subadvisory Agreements were presented for approval because the Former Subadvisory Agreements terminated automatically upon the Acquisition. Pursuant to the Acquisition, Smith Breeden converted to a Delaware limited liability company named Amundi Smith Breeden LLC. For purposes of this disclosure, “Smith Breeden” shall refer to Smith Breeden Associates, Inc., for periods prior to the Acquisition and Amundi Smith Breeden for periods after the Acquisition.

The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of each New Subadvisory Agreement. In considering the New Subadvisory Agreements, the Trustees considered the information relating to the Funds and Smith Breeden provided to them in connection with their September 19-20, 2013, meeting, and also considered generally the information relating to the Funds and Smith Breeden provided to them in connection with their meeting on June 20-21, 2013, which was the meeting at which the Trustees considered and approved the renewal of the Former Subadvisory Agreements for an additional one year period. In connection with the June 20-21, 2013 meeting, the information provided to the Trustees relating to each Fund included comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to Smith Breeden, comparative performance information for an appropriate peer group of managed accounts. The Trustees also considered the other information provided to them on a periodic basis throughout the year, including at their meeting on June 20-21, 2013, regarding the nature, extent and quality of services provided by Smith Breeden under the Former Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering, at their June 20-21, 2013 meeting, the nature, extent and quality of the services provided by Smith Breeden, the Trustees reviewed information relating to Smith Breeden’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Smith Breeden’s organizational and management structure and Smith Breeden’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Smith Breeden with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations at such meeting, the Trustees evaluated, among other things: (a) the services rendered by Smith Breeden in the past; (b) the qualifications and experience of Smith Breeden’s personnel; and (c) Smith Breeden’s compliance program. The Trustees also considered Smith Breeden’s risk management processes. The Trustees also took into account, at their September 19-20, 2013 meeting, the financial condition of Smith Breeden with respect to its ability to provide the same level of services under the New Subadvisory Agreements as under the Former Subadvisory Agreements.

The Trustees, at their September 19-20, 2013 meeting, reviewed information relating to the Acquisition and the role of current Smith Breeden personnel under each New Subadvisory Agreement following the Acquisition and noted that the role of such personnel would be identical. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by Smith Breeden in managing each Fund. Among other things, the Trustees reviewed updated biographical information on portfolio management and other professional staff, information regarding Smith Breeden’s organizational and management structure and Smith Breeden’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Smith Breeden with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In this regard, the Trustees observed that Smith Breeden has extensive experience managing fixed income assets. The Trustees noted that Smith Breeden has served as investment adviser or subadvisor to the Funds since the Funds commenced operations in 1992 and that the same personnel would continue to serve as portfolio managers to the Funds.

Performance. Among other information relating to the Managers Short Duration Government Fund’s performance, the Trustees noted, at their June 20-21, 2013, meeting, that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2013, was below, below, above and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the BofA Merrill Lynch 6-Month T-Bill Index, for each such time period. The Trustees took into account management’s discussion of the Fund’s performance, both at their June 20-21, 2013 meeting and at their September 19-20, 2013 meeting. At their June 20-21, 2013 meeting, the Trustees took into account the reasons for the Fund’s recent underperformance relative to the Peer Group and the fact that the Fund outperformed the Fund Benchmark for all relevant time periods. At such meeting, the Trustees also considered Smith Breeden’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to Smith Breeden’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Smith Breeden’s Investment Strategy. At their September 19-20, 2013 meeting, the Trustees also considered more recent performance information, and noted that although the Fund’s performance was below the performance of the Fund Benchmark for the period from January 1, 2013 through June 30, 2013, the Fund’s performance is being addressed and the prospects for adequate future performance supported the approval of the New Subadvisory Agreement for the Fund.

Among other information relating to the Managers Intermediate Duration Government Fund’s performance, the Trustees noted, at their June 20-21, 2013 meeting, that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2013, was below, above, above and above, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Citigroup Mortgage Index. The Trustees took into account management’s discussion of the Fund’s performance, both at their June 20-21, 2013 meeting and at their September 19-20, 2013 meeting. At their June 20-21, 2013 meeting, the Trustees took into account the Fund’s more recent improved performance relative to the Fund Benchmark and the fact that the Fund performed well relative to the Peer Group for the 3-year, 5-year and 10-year periods, ranking in the top quintile relative to its Peer Group for the 5-year and 10-year periods. At such meeting, the Trustees also considered Smith Breeden’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to Smith Breeden’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Smith Breeden’s Investment Strategy. At their September 19-20, 2013, meeting, the Trustees also considered more recent performance information, noting that the Fund’s performance was above the performance of the Fund Benchmark for the period from January 1, 2013, through June 30, 2013.

Subadvisory Fees and Profitability. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Smith Breeden. In considering the reasonableness of the subadvisory fee, the Trustees relied on the ability of Managers to negotiate the terms of each New Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that Managers is not affiliated with Smith Breeden.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Smith Breeden, including, among others, the indirect benefits that Smith Breeden may receive from its relationship with a Fund, including any so-called “fallout benefits” to Smith Breeden, such as reputational value derived from Smith Breeden serving as subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by Smith Breeden and the profitability to Smith Breeden of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Smith Breeden to be a material factor in their deliberations at this time. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services provided to-date by Smith Breeden, and the other considerations noted above with respect to Smith Breeden, each Fund’s subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each New Subadvisory Agreement: (a) Amundi Smith Breeden has demonstrated that it possesses the capability and resources to perform the duties required of it under each New Subadvisory Agreement; (b) Amundi Smith Breeden’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) Amundi Smith Breeden maintains appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each New Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on September 19-20, 2013, the Trustees, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement for each Fund.

IV. Additional Information

The Manager serves as investment manager and administrator of the Trust. The Manager is a subsidiary of Affiliated Managers Group, Inc. (“AMG”). Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Manager, serves as distributor of each Fund. The Manager and MDI are located at 800 Connecticut Avenue, Norwalk, Connecticut, 06854. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut, 06854, by calling (800) 299-3500, or by accessing our website at www.managersinvest.com.

Shareholders Sharing the Same Address.

A Fund will mail only one copy of this information statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this information statement and you are a holder of record of your shares, please call the Funds at 1-800-835-3879. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this information statement. If in the future you do not want the mailing of information statements to be combined with those of other members of your household, or if you have received multiple copies of this information statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at Managers Trust II, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by telephone at 1-800-835-3879, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the document was delivered.

Beneficial Owners and Management Ownership

As of December 6, 2013 the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the Funds:

Managers Short Duration Fund

Name and Address	Number of Shares Owned	Percentage of Fund
Charles Schwab & Co Inc	20,713,656.488	46.39%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place Ste 400
Orlando FL 32810-5935

National Financial Services Corp	11,254,199.223	25.20%
Exclusive Benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty Street
P O Box 3751 Church Street Station
New York NY 10008-3751

Pershing LLC	2,460,481.603	5.51%
1 Pershing Plaza
Jersey City NJ 07399-0002

Managers Intermediate Duration Fund

Name and Address	Number of Shares Owned	Percentage of Fund
Charles Schwab & Co Inc	4,139,257.386	31.57%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place Ste 400
Orlando FL 32810-5935

National Financial Services Corp	3,679,380.174	28.07%
Exclusive Benefit of our Customers
Attn Mutual Funds Dept 5th Floor
200 Liberty Street
P O Box 3751 Church Street Station
New York NY 10008-3751

UBS WM USA	1,112,466.758	8.49%
FBO Omni Account M/F
0O0110116100
Attn Department Manager
499 Washington Blvd 9th FL
Jersey City NJ 07310-2055

As of December 6, 2013, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of the Funds. As of December 6, 2013 all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of each Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

December 27, 2013

By Order of the Trustees,

LEWIS COLLINS
Secretary

Exhibit A

SUBADVISORY AGREEMENT

Attention:

RE: Subadvisory Agreement

The Managers Short Duration Government Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Amundi Smith Breeden LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)

Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)	The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)

In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Additional Representations and Warranties.

(a)	The Manager represents and warrants that the Fund is a “qualified eligible person” as defined in the Commodity Futures Trading Commission (the “CFTC”) Rule 4.7 and consents to being treated as an exempt account under Rule 4.7.

(b)	The Manager represents and warrants that it is registered with the CFTC as a commodity pool operator and is a member of the National Futures Association (the “NFA”) in such capacity.

(c)	The Subadvisor represents and warrants that it is registered with the CFTC as a commodity trading advisor and is a member of the NFA in such capacity.

8. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the

Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

9. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

10. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

11. Effective Date; Term. This Agreement shall become effective on October 1, 2013 (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to this initial period of effectiveness, this Agreement shall continue in full force and effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

12. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

MANAGERS INVESTMENT GROUP LLC

BY:
Keitha L. Kinne Chief Operating Officer

DATE:

Accepted:

BY:

DATE:

Acknowledged: MANAGERS TRUST II

BY:
Donald S. Rumery Treasurer, Chief Financial Officer And Principal Financial Officer

DATE:

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.15% of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be prorated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

SUBADVISORY AGREEMENT

Attention:

RE: Subadvisory Agreement

The Managers Intermediate Duration Government Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Amundi Smith Breeden LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)

Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)	The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c)	The Subadvisor shall provide the Trust’s Custodian and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the
Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)

In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person”
(as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Additional Representations and Warranties.

(a)	The Manager represents and warrants that the Fund is a “qualified eligible person” as defined in the Commodity Futures Trading Commission (the “CFTC”) Rule 4.7 and consents to being treated as an exempt account under Rule 4.7.

(b)	The Manager represents and warrants that it is registered with the CFTC as a commodity pool operator and is a member of the National Futures Association (the “NFA”) in such capacity.

(c)	The Subadvisor represents and warrants that it is registered with the CFTC as a commodity trading advisor and is a member of the NFA in such capacity.

8. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

9. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

10. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

11. Effective Date; Term. This Agreement shall become effective on October 1, 2013 (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to this initial period of effectiveness, this Agreement shall continue in full force and effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

12. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

MANAGERS INVESTMENT GROUP LLC

BY:
Keitha L. Kinne Chief Operating Office

DATE:

Accepted:

BY:

DATE:

Acknowledged: MANAGERS TRUST II

BY:
Donald S. Rumery Treasurer, Chief Financial Officer And Principal Financial Officer

DATE:

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.15% of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be prorated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK